UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2009

THE FIRST BANCORP, INC.

(Exact name of Registrant as specified in charter)

MAINE

(State or other jurisdiction of incorporation)

0-26589 01-0404322

(Commission file number) (IRS employer identification no.)

Main Street, Damariscotta, Maine 04853

(Address of principal executive offices) (Zip Code)

(207) 563-3195

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is

intended to simultaneously satisfy the filing obligations

of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement	Page 1

Item 3.02. Unregistered Sale of Equity Securities	Page 2

Item 9.01 Financial Statements and Exhibits.	Page 2

Signatures	Page 3

Exhibit Index	Page 4

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.   Pursuant to a Letter Agreement dated January 9, 2009 and a Securities Purchase Agreement – Standard Terms attached thereto (collectively, the “Purchase Agreement”), The First Bancorp, Inc., a Maine corporation (the “Company”), issued to the United States Department of the Treasury (the “Treasury Department”) (i) 25,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $1,000 per share (the “Series A Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase initially 225,904 shares of the Company’s common stock (“Common Stock”). The aggregate purchase price for the Series A Preferred Stock and the Warrant was $25,000,000 and both will be accounted for as components of Tier 1 capital. The terms, rights, obligations, and preferences of the Series A Preferred Stock are set forth in a Certificate of Designations Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Certificate of Designations”), which the Company filed with the Secretary of State of the State of Maine on January 7, 2009.  Cumulative dividends on the Series A Preferred Stock will accrue on the liquidation preference at a rate of 5% per annum for the first five years and at a rate of 9% per annum thereafter, but will be paid only if, as and when declared by the Company’s board of directors.  In the event that dividends payable on the Series A Preferred Stock have not been paid for the equivalent of six or more quarters, whether or not consecutive, the holders of the Series A Preferred Stock will have the right to elect two members to the Company’s board of directors until such arrearage has been paid. The Series A Preferred Stock ranks senior to the Common Stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company. The Series A Preferred Stock may not be redeemed by the Company prior to January 9, 2012, except with the proceeds from the sale and issuance for cash of perpetual preferred stock, Common Stock or any combination of such securities that, in each case, qualify as and may be included as Tier 1 capital of the Company pursuant to applicable risk-based capital guidelines (each such issuance, a “Qualified Equity Offering”). On or after February 15, 2012, the Company may, at its option, redeem, in whole or in part from time to time, the shares of the Series A Preferred Stock then outstanding. Any redemption of the Series A Preferred Stock will be at a redemption price equal to (i) the liquidation preference per share plus (ii) any accrued and unpaid dividends.  Holders of the Series A Preferred Stock do not have any right to require the redemption or repurchase of any shares of the Series A Preferred Stock.  Any redemption of the Series A Preferred Stock will also be subject to the approval of the Board of Governors of the Federal Reserve System. The Warrant is initially exercisable for up to 225,904 shares of Common Stock at an exercise price of $16.60 per share.  The ultimate number of shares of Common Stock that may be issued under the Warrant and the exercise price of the Warrant are subject to certain adjustment provisions, such as upon stock splits or distributions of securities or other assets to holders of Common Stock, and upon certain issuances of Common Stock at or below a specified price relative to the then current market price of the Common Stock. The Warrant expires ten years from the issuance date. The Warrant is exercisable at any time, in whole or in part, except that the Treasury Department may not exercise the Warrant for, or transfer the Warrant with respect to, more than one-half of the original number of shares underlying the Warrant prior to the earlier of (i) the date on which the Company receives aggregate gross proceeds of not less than $25,000,000 from one or more Qualified Equity Offerings and (ii) December 31, 2009. If, on or prior to December 31, 2009, the Company receives aggregate gross proceeds of not less than $25,000,000 from one or more Qualified Equity Offerings, the number of shares of Common Stock issuable pursuant to the Treasury Department’s exercise of the Warrant will be reduced by one-half of the original number of shares, taking into account all adjustments, underlying the Warrant. Pursuant to the Purchase Agreement, the Treasury Department has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant. Prior to January 9, 2012, unless the Company has redeemed the Series A Preferred Stock or the Treasury Department has transferred the Series A Preferred Stock to a third party, the consent of the Treasury Department will be required for the Company to (1) declare or pay any dividend or make any distribution on the Common Stock (other than regular quarterly cash dividends of not more than $0.195 per share of Common Stock) or (2) redeem, purchase or acquire any shares of Common Stock or other equity or capital securities, other than in connection with benefit plans consistent with past practice and certain other circumstances specified in the Purchase Agreement.  In addition, under the Certificate of Designations, the Company’s ability to declare or pay dividends or repurchase Common Stock or other equity or capital securities will be subject to restrictions in the event that it fails to declare and pay (or set aside for payment) full dividends on the Series A Preferred Stock. The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The Company has agreed to register the Series A

Preferred Stock, the Warrant and the shares of Common Stock underlying the Warrant with the Securities and Exchange Commission as soon as practicable after the date of the issuance of the Series A Preferred Stock and the Warrant for possible resale. Pursuant to the terms of the Purchase Agreement, the Company agreed that, until such time as the Treasury Department ceases to own any securities of the Company acquired under the Purchase Agreement, the Company will take all necessary action to ensure that its benefit plans with respect to its senior executive officers comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (“EESA”) and will not adopt any benefit plans with respect to, or which cover, its senior executive officers that do not comply with EESA. In connection with the requirements under EESA, the following individuals were determined by the Company to be the senior executive officers covered by EESA: Daniel R. Daigneault, F. Stephen Ward, Tony C. McKim, Charles A. Wootton, and Susan A. Norton (the “SEOs”). Each of the SEOs entered into a Waiver in the form attached hereto as Exhibit 10.2, pursuant to which they waived any claims they may otherwise have against the Company or the Treasury Department relating thereto. The description of the Purchase Agreement, the Warrant, the Certificate of Designations, the form of Waiver executed by the SEOs contained or incorporated herein is qualified in its entirety by reference to the full text of the Purchase Agreement, the Warrant, the Certificate of Designations, the form of Waiver executed by the SEOs attached hereto as Exhibits 10.1, 4.2, 3.1, and 10.2, respectively, and incorporated herein by reference. ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES.   The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference. ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS   (d)        Exhibits Exhibit

No.Description
3.1	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A.
4.1	Form of Certificate for the Series A Preferred Stock.
4.2	Warrant to Purchase Common Stock.
10.1

 Letter Agreement, dated January 9, 2009, including the Securities Purchase Agreement – Standard Terms incorporated by reference therein, between the Company and the United States Department of the Treasury.

10.2	Form of Waiver, executed by each of Daniel R. Daigneault, F. Stephen Ward, Tony C. McKim, Charles A. Wootton, and Susan A. Norton.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD

---------------------

F. Stephen Ward

Executive Vice President & Chief Financial Officer

Dated: January 9, 2009

INDEX TO EXHIBITS Exhibit

No.Description
3.1	Certificate of Designations of Fixed Rate Cumulative Perpetual Preferred Stock, Series A.
4.1	Form of Certificate for the Series A Preferred Stock.
4.2	Warrant to Purchase Common Stock.
10.1

 Letter Agreement, dated January 9, 2009, including the Securities Purchase Agreement – Standard Terms incorporated by reference therein, between the Company and the United States Department of the Treasury.

10.2	Form of Waiver, executed by each of Daniel R. Daigneault, F. Stephen Ward, Tony C. McKim, Charles A. Wootton, and Susan A. Norton.